                    SCHEDULE 14A INFORMATION
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[x ]  Preliminary Proxy Statement    [  ] Confidential, for
[  ]  Definitive Proxy Statement           Use of the Commission
[  ]  Definitive Additional Materials      Only (as permitted
[  ]  Soliciting Material Pursuant to      by Rule 14a-6(e)(2))
      Subsection 240.14a-11(c) or
      Subsection 240.14a-12

                        PVF CAPITAL CORP.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:
________________________________________________________________

     5.     Total fee paid:
________________________________________________________________
[  ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                        September __, 1998






Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders of PVF Capital Corp. (the "Company") to be held at the Cleveland
Marriott East, 3663 Park East Drive, Beachwood, Ohio on Monday,
October 19, 1998 at 10:00 a.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as representatives of KPMG Peat Marwick LLP, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                              Sincerely,




                              John R. Male
                              President

________________________________________________________________
                        PVF CAPITAL CORP.
                    2618 N. MORELAND BOULEVARD
                      CLEVELAND, OHIO  44120
                          (216) 991-9600
________________________________________________________________
             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  To Be Held on October 19, 1998
________________________________________________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of PVF Capital Corp. (the "Company") will be held at the Cleveland Marriott East, 3663 Park East Drive, Beachwood, Ohio at 10:00 a.m. on Monday, October 19, 1998.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.   The election of four directors of the Company;

          2.   An amendment to the Company's First Amended and
               Restated Articles of Incorporation to increase the authorized number of shares of common stock from 5,000,000 to 15,000,000;

          3.   The ratification of the appointment of KPMG Peat
               Marwick LLP as independent certified public accountants of the Company for the fiscal year ending June 30, 1999; and

          4. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 4, 1998, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              JEFFREY N. MALE
                              SECRETARY
Cleveland, Ohio
September __, 1998
________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

________________________________________________________________
                         PROXY STATEMENT
                                OF
                        PVF CAPITAL CORP.
                    2618 N. MORELAND BOULEVARD
                      CLEVELAND, OHIO  44120

                  ANNUAL MEETING OF STOCKHOLDERS
                         October 19, 1998
________________________________________________________________

________________________________________________________________
                             GENERAL
________________________________________________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PVF Capital Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Cleveland Marriott East, 3663 Park East Drive, Beachwood, Ohio on Monday, October 19, 1998, at 10:00 a.m., local time.
The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about September __, 1998.

________________________________________________________________
                VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE GIVEN, PROPERLY EXECUTED PROXIES WHICH HAVE NOT BEEN REVOKED WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW AND IN FAVOR OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting. If any other business is presented at the Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted ("broker no votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute the form of proxy enclosed herewith retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company at the address above or by filing of a properly executed, later dated proxy. A proxy will not be voted if a stockholder attends the Meeting and votes in person. The presence of a stockholder at the Meeting in itself will not revoke such stockholder's proxy.

________________________________________________________________
         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

     The securities which can be voted at the Meeting consist of shares of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on September 4, 1998 (the "Record Date") are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 3,990,808 shares of the Common
Stock were issued and outstanding.    The presence, in person or
by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by the Company's directors, by the non-director executive officers of the Company named in the Summary Compensation Table set forth under the caption "Proposal I -- Election of Directors -- Executive Compensation -- Summary Compensation Table," by all executive officers and directors of the Company as a group and by all persons who have filed the reports required of persons beneficially owning more than 5% of the Common Stock or who were known to the Company to beneficially own more than 5% of the Common Stock outstanding at the Record Date.

                                      AMOUNT AND      PERCENT OF
NAME AND ADDRESS                      NATURE OF       SHARES OF
   OF CERTAIN                         BENEFICIAL     COMMON STOCK
BENEFICIAL OWNERS                     OWNERSHIP(1)   OUTSTANDING
------------------                    ---------      ------------
James W. Male                          231,847 (2)     5.81%
Park View Federal Savings Bank
2618 North Moreland Blvd.
Cleveland, Ohio  44120

NAME OF OTHER DIRECTORS
AND EXECUTIVE OFFICERS:
-----------------------
Robert K. Healey                       133,044 (3)     3.32
John R. Male                           162,930 (4)     4.08
Robert F. Urban                         56,977         1.43
Creighton E. Miller                     27,457 (5)      .69
Stuart D. Neidus                         3,871 (6)      .10
Stanley T. Jaros                         4,125 (7)      .10
C. Keith Swaney                        120,250 (8)     2.96
Jeffrey N. Male                        144,225 (9)     3.61

All Executive Officers and Directors
  as a Group (11 persons)              921,462 (10)   22.39

____________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock.
(2) The amount shown includes 116,233 shares held by a trust for the benefit of Mr. James W. Male's wife of which Mr. James
    W. Male is trustee and 115,614 shares held by a trust for the benefit of James W. Male of which James W. Male is trustee.
(3) The amount shown includes 9,285 shares of Common Stock owned by Mr. Healey's IRA account, 54,136 shares held in a revocable trust for the benefit of Mr. Healey, 2,244 shares held in a revocable trust for the benefit of Mr. Healey's wife and her family, 56,149 shares held in an irrevocable trust for the benefit Mr. Healey's wife and 11,230 shares which Mr. Healey has the right to acquire pursuant to options exercisable within 60 days of the Record Date.

(4) The amount shown includes 24,378 shares of Common Stock owned by Mr. John R. Male's IRA account, 6,934 shares owned by the Company's 401(k) Plan trust, 21,792 shares owned by Mr. John R. Male as custodian for his children under the Uniform Gifts to Minors Act, 1,908 shares owned by John
    R. Male's wife, 1,072 shares owned by Mr. John R. Male's daughter and 6,678 shares which Mr. John R. Male has the right to acquire pursuant to options exercisable within 60 days of the Record Date.

                        (footnotes continued on following page)

(5) The amount shown includes 11,230 shares which Mr. Miller has the right to acquire pursuant to options exercisable within 60 days of the Record Date.
(6) The amount shown includes 79 shares owned by Mr. Neidus' wife.
(7) All shares are owned by Mr. Jaros' IRA account.
(8) The amount shown includes 4,441 shares of Common Stock owned by Mr. Swaney's IRA account, 6,903 shares owned by the Company's 401(k) Plan trust, 2,173 shares owned by Mr. Swaney as custodian for his children under the Uniform
    Gifts to Minors Act, and 68,613 shares which Mr. Swaney has the right to acquire pursuant to options exercisable within 60 days of the Record Date.
(9) The amount shown includes 18,651 shares of Common Stock owned by Mr. Jeffrey N. Male's IRA account, 6,432 shares owned by the Company's 401(k) Plan trust, 6,925 shares owned by Mr. Jeffrey N. Male's wife's IRA account, 68,988 shares owned by a trust for the benefit of Mr. Jeffrey N. Male of which Mr. Jeffrey N. Male and his wife are co-trustees, 16,068 shares owned by a trust for the benefit of Mr. Jeffrey N. Male's wife of which she and Mr. Jeffrey N. Male are co-trustees, 11,986 shares owned by Mr. Jeffrey N. Male's wife as custodian for their minor children under the Uniform Gifts to Minors Act, 5,278 shares owned by Mr. Jeffrey N. Male as custodian for his minor children under the Uniform Gifts to Minors Act, 5,445 shares owned by Mr. Jeffrey N. Male's son and 4,452 shares which Mr. Jeffrey N. Male has the right to acquire pursuant to options exercisable within 60 days of the Record Date.
(10)The amount shown includes 124,165 shares which all executive officers and directors have the right to acquire pursuant to options exercisable within 60 days of the Record Date.

________________________________________________________________
               PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

    The Company's Board of Directors is composed of seven members. The Company's Articles of Incorporation require that, if the Board of Directors consists of seven or eight members, directors be divided into two classes, as nearly equal in number as possible, each class to serve for a two year period and until their successors are elected and qualified, with approximately one-half of the directors elected each year. The Board of Directors has nominated Robert F. Urban,
James W. Male, Robert K. Healey and Stuart D. Neidus, all of whom are currently members of the Board, to serve as directors for a two-year period and until their successors are elected and qualified. Under Ohio law, directors are elected by a plurality of the votes cast at the Meeting, i.e., the nominees receiving the highest number of votes will be elected regardless of whether such votes constitute a majority of the shares represented at the Meeting.

    It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    The following table sets forth the names of the Board's nominees for election as directors of the Company and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he first became a director of the Company or the Company's wholly owned subsidiary, Park View Federal Savings Bank (the "Bank"), and the expiration of his term as a director. All of the individuals were initially appointed as directors of the Company in 1994 in connection with the Company's incorporation, except for Mr. Stuart D. Neidus, who was appointed as a director of the Company and the Bank in 1996, and Mr. Stanley T. Jaros, who was appointed a director of the Company and the Bank in 1997. There are no arrangements or understandings between the Company and any director pursuant to which such person has been elected a director of the Company, and no director is related to any other director or executive officer by blood, marriage or adoption, except that James W. Male, the Chairman of the Board of the Company and the Bank, is the father of John R. Male, the President and a director of the Company and the President and Chief Executive Officer and a director of the Bank, and Jeffrey N. Male, the Vice President and Secretary of the Company and the Senior Vice President in charge of residential lending operations of the Bank. John R. Male is the brother of Jeffrey N. Male.

                         AGE         YEAR FIRST ELECTED          CURRENT
                      AS OF THE      AS DIRECTOR OF THE            TERM
NAME                 RECORD DATE     COMPANY OR THE BANK         TO EXPIRE
----                 -----------     -------------------     ----------------

  BOARD NOMINEES FOR TERMS TO EXPIRE AT THE 2000 ANNUAL MEETING

Robert F. Urban         76              1992                     1998

James W. Male           77              1949                     1998

Robert K. Healey        73              1973                     1998

Stuart D. Neidus        47              1996                     1998

                  DIRECTORS CONTINUING IN OFFICE

Creighton E. Miller     75              1978                     1999

John R. Male            50              1981                     1999

Stanley T. Jaros        53              1997                     1999

    Presented below is certain information concerning the directors of the Company. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

    ROBERT F. URBAN. Mr. Urban is retired. He founded Mentor Products, Inc. in 1945 and served as Chairman and Chief Executive Officer until retirement in 1987. He was a founder of Production Machinery, Inc. and has served as a director since 1956. He is a former director of Lake County National Bank, Lake County Federal Savings and Loan Association, St. James Church, Painesville, Ohio and Madison Country Club and a former member of the Board of Trustees of Lake County Hospital Systems.

    JAMES W. MALE. Mr. Male joined the Bank in 1945 and was the President of the Bank from 1955 until 1986. Mr. Male has been Chairman of the Board of the Bank since 1974 and was named Chairman of the Board of the Company upon its organization in 1994. He has served in many public service and charitable organizations including the United Way, the Achievement Center for Children and St. Luke's Hospital. Mr. Male acted as president of the Kenston Board of Education, of which he was a member for 12 years, and has served on numerous savings and loan industry trade association boards and committees. Mr. Male is a graduate of Ohio University and has a law degree from Cleveland Marshall Law School. He is the father of John R. Male and Jeffrey N. Male.

    ROBERT K. HEALEY. Mr. Healey currently is retired. He had been employed from 1961 to 1990 by Leaseway Transportation Corp. and most recently served as Executive Vice President -- Managed Controlled Transportation. He formerly served on the Boards of Trustees of St. Vincent Charity Hospital, New Direction, Western Reserve Historical Society and the Woodruff Foundation.

    STUART D. NEIDUS. Mr. Neidus has been Executive Vice President and Chief Financial Officer of ESSEF Corporation, a publicly traded Nasdaq company engaged in the design and manufacture of components to move, treat and store water, located in Chardon, Ohio, since September 1996. Prior to that, he served with Premier Industrial Corporation, Cleveland, Ohio, first as Vice President and Treasurer, then as Executive Vice President, from 1992 until the company was acquired in June 1996 by Farnell Electronics plc. Prior to that, Mr. Neidus was employed with KPMG Peat Marwick LLP from 1973 to 1992, where he had been a partner since 1984.

    CREIGHTON E. MILLER. Mr. Miller is a partner in the Cleveland law firm of Miller, Stillman & Bartel. He also serves on the Board of Trustees of the Caddie Foundation.

    JOHN R. MALE. Mr. Male has been with the Bank since 1971, where he has held various positions including branch manager, mortgage loan officer, manager of construction lending, savings department administrator and chief lending officer. Mr. Male was named President and Chief Executive Officer of the Bank in 1986 and was named President of the Company upon its organization in 1994. Mr. Male serves in various public service and charitable organizations. He currently serves on the Board of Trustees for Heather Hill, a long-term care hospital in Chardon, Ohio. He has an undergraduate degree from Tufts University and an MBA from Case Western Reserve University.
John R. Male is the son of James W. Male and the brother of Jeffrey N. Male.

    STANLEY T. JAROS. Mr. Jaros is a partner in the law firm of Moriarty & Jaros, P.L.L. He also is a Trustee of the Western
Reserve Historical Society.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    The following sets forth information with respect to executive officers of the Company who do not serve on the Board of Directors.

                           AGE
                        AS OF THE
NAME                   RECORD DATE           TITLE
----                   -----------          ------

C. Keith Swaney         55               Vice President and Treasurer of the
                                         Company and Executive Vice President
                                         and Chief Financial Officer of the
                                         Bank

Jeffrey N. Male         49               Vice President and Secretary of the
                                         Company and Senior Vice President of
                                         the Bank

Edward B. Debevec       39               Treasurer of the Bank

Carol S. Porter         45               Secretary of the Bank


    C. KEITH SWANEY. Mr. Swaney joined the Bank in 1962 and has been Executive Vice President and Chief Financial Officer since 1986. He was named Vice President and Treasurer of the Company upon its organization in 1994. He is responsible for all internal operations of the Company and the Bank. Over the years, Mr. Swaney has participated in various charitable organizations. Mr. Swaney attended Youngstown State University and California University in Pennsylvania.

    JEFFREY N. MALE. Mr. Male has served the Bank since 1973. He has served in various capacities including supervisor of the construction loan department, personnel director and manager of the collection, foreclosure and REO departments. Since 1986, Mr. Male has been Senior Vice President in charge of residential lending operations. He was named Vice President and Secretary of the Company upon its organization in 1994. Mr. Male has served in various capacities with public service and charitable organizations, including the Chagrin Valley Jaycees, the Chamber of Commerce and the Neighborhood Housing Services Corporate Loan Committee. Mr. Male is a graduate of Denison University. He is the son of James W. Male and the brother of John R. Male.

    EDWARD B. DEBEVEC. Mr. Debevec has served the Bank since 1984. He has served in various capacities, including supervision of the construction loan department and supervision of the student loan department. He was named Treasurer in 1989. Mr. Debevec is a graduate of John Carroll University and has an MBA from Cleveland State University.

    CAROL S. PORTER. Ms. Porter has served the Bank in various capacities since 1972 and has been the Corporate Secretary since 1980. Since 1989, she also has served as Marketing Director. Ms. Porter graduated from Sweet Briar College and has an MBA from Case Western Reserve University.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS


    The Boards of Directors of the Company and the Bank conduct their business through meetings of the respective Boards and their committees. During the year ended June 30, 1998, the Company's Board of Directors held eight meetings and the Bank's Board of Directors held 12 meetings. No current director attended fewer than 75% of the total aggregate meetings of the Board of Directors and committees on which such Board member served during the year ended June 30, 1998.

    The Board of Directors has an Audit Committee comprising directors Stuart D. Neidus, Robert K. Healey and Stanley T. Jaros. The committee met periodically to examine and approve the audit report prepared by the independent auditors of the Company and its subsidiary, to review and recommend the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls and to review and approve the conflict of interest policy. During the year ended June 30, 1998, the Audit Committee met three times.

    In accordance with the Company's Bylaws, the entire Board of Directors acts as the Company's Nominating Committee. The Nominating Committee meets to consider potential nominees. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would allow the Board to continue its geographic diversity that provides for adequate representation of its market area. The Board of Directors of the Company met once as the Nominating Committee during the year ended June 30, 1998. The Company's Articles of Incorporation set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

    The Compensation Committee consists of directors Stuart D. Neidus, Robert F. Urban and Creighton E. Miller. The Committee evaluates the compensation and fringe benefits of the directors, officers and employees and recommends changes and to monitor and evaluate employee morale. The Compensation Committee met three times during the year ended June 30, 1998.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview and Philosophy

    The Company's executive compensation policies are established by the Compensation Committee of the Board of Directors (the "Committee") composed of three outside directors. The Committee is responsible for developing the Company's executive compensation policies. The Company's President, under the direction of the Committee, implements the Company's executive compensation policies. The Committee's objectives in designing and administering the specific elements of the Company's executive compensation program are as follows:

    . To link executive compensation rewards to increases in shareholder value, as measured by favorable long-term operating results and continued strengthening of the Company's financial condition.

    . To provide incentives for executive officers to work towards achieving successful annual results as a step in achieving the Company's long-term operating results and strategic objectives.

    . To correlate, as closely as possible, executive officers' receipt of compensation with the attainment of specified performance objectives.

    . To maintain a competitive mix of total executive compensation, with particular emphasis on awards related to increases in long-term shareholder value.

    . To attract and retain top performing executive officers for the long-term success of the Company.

    . To facilitate stock ownership through the granting of stock options.

    In furtherance of these objectives, the Committee has determined that there should be three specific components of executive compensation: base salary, a cash bonus plan and a stock option plan designed to provide long-term incentives through the facilitation of stock ownership in the Company.

    Base Salary. The Committee makes recommendations to the Board concerning executive compensation on the basis of surveys of salaries paid to executive officers of other savings bank holding companies, non-diversified banks and other financial institutions similar in size, market capitalization and other characteristics. The Committee's objective is to provide for base salaries that are competitive with those paid by the Company's peers.

    Management Incentive Compensation Plan. The Company maintains a formula-based bonus plan (the "Management Incentive Compensation Plan"), which provides for annual cash incentive compensation based on achievement of a combination of individual and Company and Bank performance objectives. Under the Management Incentive Compensation Plan, at the beginning of the year, the Committee establishes target returns on equity ("ROE") and return on assets ("ROA") for the Bank and a targeted appreciation in the market price for the Common Stock. The bonuses that would be paid to each employee are determined following the end of the year based on actual ROE and ROA and the Common Stock market price appreciation achieved for the year. The Company's Chairman of the Board, President, Vice President and Treasurer and Vice President and Secretary can receive a maximum bonus equal to 150% of base salary. The Company's other executive officers can receive a maximum bonus equal to 40% of base salary. The actual bonus awarded is determined based on a rating given to each employee reflecting the employee's success in achieving specific individual performance goals established at the beginning of the year.


    Stock Options. The Committee believes that stock options are an important element of compensation because they provide executives with incentives linked to the performance of the Common Stock. The Company awards stock options as a means of providing employees the opportunity to acquire a proprietary interest in the Company and to link their interests with those of the Company's stockholders. Options are granted with an exercise price equal to the market value of the Common Stock on the date of grant, and thus acquire value only if the Company's stock price increases. Although there is no specific formula, in determining the level of option awards, the Committee takes into consideration the same Company, Bank and stock price performance criteria considered under the Management Incentive Compensation Plan, as well as individual performance.

    In addition to the three primary components of executive compensation described above, the Committee believed it fair and appropriate to provide for a reasonable level of financial security for its long-standing senior executive officer team consisting of John R. Male, the President and Chief Executive Officer of the Company and the Bank, C. Keith Swaney, the Vice President and Treasurer of the Company and the Executive Vice President and Chief Financial Officer of the Bank, and Jeffrey
N. Male, the Vice President and Secretary of the Company and the Senior Vice President of the Bank. In consultation with an outside consultant, the Compensation Committee determined to implement a supplemental executive retirement plan, the only current participants in which are John R. Male, C. Keith
Swaney and Jeffrey N. Male, and to enter into severance agreements with each of those three executive officers. A description of the supplemental executive retirement plan and the severance agreements is set forth below under " --
Executive Compensation -- Severance Agreements" and " -- Supplemental Executive Retirement Plan." The severance agreements are intended to provide the three executive officers with a reasonable level of financial security in the event of a change in control of the Company or the Bank, and the supplemental executive retirement plan is intended to provide the three executive officers with retirement income that increases with each year of service to the Bank with full vesting occurring upon the attainment of age 65.

Compensation of the President

    The Committee determines the President's compensation on the basis of several factors. In determining Mr. John R. Male's base salary, the Committee conducted surveys of compensation paid to chief executive officers of similarly situated savings banks and non-diversified banks and other financial institutions of similar size. The Committee believes that Mr. Male's base salary is generally competitive with or below the average salary paid to executives of similar rank and expertise at banking institutions which the Committee considered to be comparable.

    Mr. Male received bonus compensation under the Management Incentive Compensation Plan in fiscal year 1998 based on the Bank's ROE and ROA and increases in the market price of the Common Stock and Mr. Male's achievement of individual performance goals based on the formula set forth above.

    The Committee believes that the Company's executive compensation program serves the Company and its shareholders by providing a direct link between the interests of executive officers and those of shareholders generally and by helping to attract and retain qualified executive officers who are dedicated to the long-term success of the Company.

                         Members of the Compensation Committee



                         Creighton E. Miller
                         Stuart D. Neidus
                         Robert F. Urban

COMPARATIVE STOCK PERFORMANCE GRAPH

    The graph and table which follow show the cumulative total return on the Common Stock during the period from June 30, 1993 through June 30, 1998 with (1) the total cumulative return of all companies whose equity securities are traded on the Nasdaq market and (2) the total cumulative return of banking companies traded on the Nasdaq market. The comparison assumes $100 was invested on June 30, 1993 in the common stock of the Company's subsidiary, Park View Federal Savings Bank (the "Bank"), and in each of the foregoing indices and assumes reinvestment of dividends. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or of any particular index.

    [Line graph appears here depicting the cumulative total stockholder return of $100 invested in the Common Stock as compared to $100 invested in all companies whose equity securities are traded on the Nasdaq market and banking companies whose equity securities are traded on the Nasdaq market. Line graph begins at June 30, 1993 and plots the cumulative total stockholder return at June 30, 1994, 1995, 1996, 1997 and 1998.
Plot points are provided below.]


              6/30/93     06/30/94    06/30/95   06/30/96  06/30/97  06/30/98
              ---------------------------------------------------------------
COMPANY       $100.00     $113.62     $150.77     $228.17   $339.94  $505.57
NASDAQ         100.00      100.96      134.77      173.03    210.38   277.69
NASDAQ BANKS   100.00      113.73      128.45      167.18    261.36   361.99


EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for fiscal 1998 awarded to or earned by the Company's Chief Executive Officer and other executive officers whose total salary and bonus for fiscal 1998 exceeded $100,000. No other executive officer of the Company or the Bank earned salary and bonus in fiscal 1998 exceeding $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                                                        LONG-TERM COMPENSATION
                                                                ------------------------------------
                                                                        AWARDS              PAYOUTS
                                   ANNUAL COMPENSATION          ------------------------    -------
NAME AND                     --------------------------------   RESTRICTED    SECURITIES                ALL
PRINCIPAL           FISCAL                     OTHER ANNUAL        STOCK      UNDERLYING     LTIP      OTHER
POSITION            YEAR    SALARY   BONUS    COMPENSATION(1)     AWARD(S)    OPTIONS(2)   PAYOUTS  COMPENSATION
----------------------------------------------------------------------------------------------------------------
John R. Male       1998    $150,000  $ 64,900   $     --          $     --     6,300     $         $ 23,545 (3)
  President of     1997     129,792    64,896         --                --     6,930          --     15,709
  the Company and  1996     129,792    52,496         --                --        --          --     17,582
  President and
  Chief Executive
  Officer of the
  Bank

C. Keith Swaney    1998     130,000    56,785         --                --     5,400                 20,439 (3)
  Vice President   1997     113,568    56,784         --                --     5,940          --      6,359
  and Treasurer    1996     113,568    45,800         --                --        --          --     14,077
  of the Company
  and Executive
  Vice President
  and Chief
  Financial Officer
  of the Bank

Jeffrey N. Male    1998     105,000    45,970         --                --     4,200                 11,508 (3)
  Vice President   1997      91,936    45,968         --                --     4,620          --      5,256
  and Secretary    1996      91,936    37,168         --                --        --          --      7,708
  of the Company
  and Senior
  Vice President
  of the Bank

James W. Male      1998     81,120     40,560         --                --        --                  9,000 (3)
  Chairman of the  1997     81,120     40,560         --                --        --          --     15,860
  Board of         1996     81,120     31,200         --                --        --          --     11,822
  Directors
  of the Company
  and the Bank

_____________
(1) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits.  The amount of such benefits received by each named executive officer in fiscal 1998 did not exceed 10% of the executive officer's salary and bonus.
(2) Adjusted for a 10% stock dividend paid on the Company's Common Stock on September 1, 1997 and a 50% stock dividend paid on the Company's Common Stock on August 17, 1998.
(3) Consists of $9,000 and $9,000 in directors' fees paid to John R. Male and James W. Male, respectively, $2,151, $4,032 and $1,502 of premiums on disability insurance policies paid for the benefit of John R. Male, C. Keith Swaney and Jeffrey N. Male, respectively, $6,900,
    $11,340 and $5,121 of premiums on life insurance policies paid for the benefit of John R.
    Male, C. Keith Swaney and Jeffrey N. Male, respectively, $2,998, $2,883 and $2,866 of matching contributions paid by the Company pursuant to the Company's 401(k) plan for the benefit of John R. Male, C. Keith Swaney and Jeffrey N. Male, respectively, and $2,496,
    $2,184 and $2,019 in payments made to John R. Male, C. Keith Swaney and Jeffrey N. Male, respectively, pursuant to a plan under which all employees receive annual compensation equal to one week's salary for each year of service above 20 years of service.


    Option Grants in Last Fiscal Year. The following table contains information concerning the grant of stock options during the year ended June 30, 1998 to the executive officers named in the Summary Compensation Table set forth above.

                                   PERCENT                             POTENTIAL REALIZABLE
                                   OF TOTAL                             VALUE AT ASSUMED
                    NUMBER OF      OPTIONS                            ANNUAL RATES OF STOCK
                    SECURITIES    GRANTED TO                            PRICE APPRECIATION
                    UNDERLYING    EMPLOYEES                            FOR OPTIONS TERM (2)
                     OPTIONS      IN FISCAL   EXERCISE   EXPIRATION    --------------------
NAME               GRANTED (1)      YEAR      PRICE(1)     DATE          5%           10%
----               -----------    --------    --------   ----------     -----        -----
John R. Male        6,300          19.4%       $ 13.17    11/1/02       $22,932      $ 50,652
C. Keith Swaney     5,400          16.6          13.17    11/1/07        44,712       113,346
Jeffrey N. Male     4,200          12.9          13.17    11/1/02        15,288        33,768
James W. Male         --            --            --        N/A           N/A           N/A

_________
(1) Amounts are adjusted to reflect the 50% stock dividend paid on the Common Stock on August 17,
    1998.  All options become exercisable at the rate of 20% per year, with the first 20% having become exercisable on November 1, 1997, the date of grant, and an additional 20% becoming exercisable on each anniversary thereafter.
(2) Represents the difference between the aggregate exercise price of the options and the aggregate value of the underlying Common Stock at the expiration date assuming the indicated
    annual rate of appreciation in the value of the Common Stock as of the date of grant,
    November 1, 1997, based on the closing sale price of the Common Stock as quoted on the Nasdaq
    Small-Cap Market.

    During the past ten full fiscal years, the Company has not adjusted or amended the exercise price of stock options previously awarded to a named executive officer, whether through amendment, cancellation or replacement grants, except as necessary to adjust the exercise price upon the Company's payment of stock dividends so as not to change the economic benefit of previously granted options.

    Option Exercises in Last Fiscal Year and Year-End Option Values. The following table sets forth information concerning option exercises during fiscal year 1998 and the value of options held at the end of fiscal year 1998 by the Bank's Chief Executive Officer and other officers named in the Summary Compensation Table set forth above.

                                                 NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                  SHARES                     OPTIONS AT FISCAL YEAR-END (2)      FISCAL YEAR-END (3)
                 ACQUIRED        VALUE       ------------------------------   -------------------------
NAME            ON EXERCISE    REALIZED (1)    EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
----           ------------    ------------- ------------------------------   -------------------------
John R. Male      41,926       $705,615           4,032/9,198                    $ 19,865/$35,594
C. Keith Swaney       --             --          66,345/7,884                     907,350/ 39,454
Jeffrey N. Male   41,926        726,578           2,688/6,132                      13,244/ 23,729
James W. Male     41,926        679,411            -- /    --                        --  /   --

__________
(1) Calculated based on the product of: (a) the number of shares acquired upon the exercise of options and (b) the difference between the fair market value of the Common Stock on the exercise date, determined based on the mean of the bid and asked price of the Common Stock prior to such date as quoted on the Nasdaq Small-Cap Market, and the exercise price of the options.
(2) Adjusted for a 10% stock dividend paid on the Bank's common stock on February 18, 1994, a three-for-two exchange of the Bank's common stock for the Company's Common Stock on October 31, 1994 in connection with the reorganization of the Bank into the holding company form of organization, a
    10% stock dividend paid on the Common Stock on August 18, 1995, a 50% stock dividend paid on the
    Common Stock on August 16, 1996, a 10% stock dividend paid on the Common Stock on September 1, 1997 and a 50% stock dividend paid on the Common Stock on August 17, 1998.
(3) Calculated based on the product of: (a) the number of shares subject to options and (b) the difference between the fair market value of underlying Common Stock at June 30, 1998, determined based on $24.50, the last closing bid price prior to June 30, 1998 of the Common Stock on the Nasdaq
    System Small-Cap Market, adjusted to $16.33 to reflect the effect of the 50% stock dividend paid on the Common Stock on August 17, 1998, and the exercise price of the options.


    Severance Agreements. Effective July 1, 1998, the Company and the Bank entered into severance agreements (the "Severance Agreements") with John R. Male, C. Keith Swaney and Jeffrey N. Male (each of whom is referred to as an "Executive"). The Severance Agreements are for terms of three years. On each anniversary date from the date of commencement of the Severance Agreements, the term of the Agreements will be extended for an additional one-year period beyond the then effective expiration date upon a determination by the Board of Directors that the performance of each Employee has met the required performance standards.

    The Severance Agreements provide that in the event of an Executive's involuntary termination of employment, or voluntary termination for "good reason," within one year following a "change in control" of the Bank or the Company other than for "cause," the Executive will receive the following benefits: (i) a payment equal to two times the Executive's annual compensation (base salary plus annual incentive compensation) for the year preceding the year in which termination occurred, payable in a lump sum within 30 days following termination; (ii) the Bank or the Company shall cause the Executive to become fully vested in any benefit plans, programs or arrangements in which the Executive participated, and the Bank will contribute to the Executive's 401(k) plan account the Bank's matching and/or profit sharing which would have been paid had the Executive remained in the employ of the Bank throughout the remainder of the 401(k) plan year; and (iii) the Executive will receive continued life, health and disability insurance coverage substantially identical to the coverage maintained by the Bank or the Company for the Executive prior to termination until the earlier of the Executive's employment with another employer or 12 months following termination. Notwithstanding the above, if the compensation and benefits provided to the Executive pursuant to the Severance Agreement would constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code (the "Code"), then the compensation and benefits payable under the Severance Agreement will be reduced to the extent necessary so that no portion will be subject to any excise tax imposed by Section 4999 of the Code. "Change in control" is defined generally in the Severance Agreements as (i) the acquisition, by any person or persons acting in concert of the power to vote more than 25% of the Company's voting securities or the acquisition by a person of the power to direct the Company's management or policies, (ii) the merger of the Company with another corporation on a basis whereby less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to the merger, or (iii) the sale by the Company of the Bank or substantially all its assets to another person or entity. In addition, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute a majority of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. "Good reason" is defined in the Severance Agreements as any of the following events: (i) a change in the Executive's status, title, position or responsibilities which, in the Executive's reasonable judgment, does not represent a promotion, the assignment to the executive of any duties or responsibilities which, in the Executive's reasonable judgment, are inconsistent with his status, title, position or responsibilities, or the removal of the Executive from or failure to reappoint him to any of such positions other than for cause; (ii) materially reducing the Executive's base compensation as then in effect; (iii) the relocation of the Executive's principal place of employment to a location that is more than 35 miles from the location where the Executive previously was principally employed; (iv) the failure to provide the Executive with benefits substantially similar to those provided to him under existing employee benefit plans, or materially reducing any benefits or depriving the Executive an any material fringe benefit; (v) death; or (vi) disability prior to retirement. In the event that an Executive prevails over the Company or the Bank in a legal dispute as to the Severance Agreement, he will be reimbursed for his legal and other expenses.

    Supplemental Executive Retirement Plan. Effective July 1, 1998, the Bank adopted a Supplemental Executive Retirement Plan (the "SERP"), which is designed to pay retirement benefits from the general assets of the Bank to eligible employees of the Bank. Eligibility to participate in the SERP is limited to employees of the Bank who are designated by the Compensation Committee of the Bank's Board of Directors. Currently, the employees designated to participate in the SERP are John R. Male, C. Keith Swaney and Jeffrey N. Male (the "Participants").

    Under the SERP, commencing upon a Participant's retirement after reaching age 65, or earlier if approved by the Compensation Committee, he will receive a benefit equal to 60% of "final pay" reduced by any benefits payable under the Bank's qualified retirement plans. "Final pay" is defined as the Participant's highest year's combined salary and target bonus (under the Management Incentive Compensation Plan) during the Participant's last five years of employment with the Bank. The Participant will vest in the SERP plan benefits each year, on a pro rata basis, beginning with the one year anniversary date of the effective date that the Participant becomes eligible to participate in the SERP and continuing with each succeeding annual anniversary date until attainment of age 65. Upon attainment of age 65 and provided the he has remained continuously in the employ of the Bank, the Participant will be fully vested. A Participant becomes fully vested prior to age 65 upon death or disability or upon a "change in control," as
defined above under "-- Severance Agreements."   Payments under
the SERP continue for the lifetime of the Participant or for the joint lives of the Participant and his spouse if actuarially converted to the "actuarial equivalent" joint and survivor annuity. In addition, benefits are paid in the form of a single life annuity or, upon the request of the Participant and approval of the Compensation Committee, converted to the "actuarial equivalent" single lump sum distribution. "Actuarial equivalent" is defined as a payment or payments equal in the aggregate to the value at the applicable date of the benefit determined actuarially on the basis of the current Pension Benefit Guarantee Corporation ("PBGC") interest rate and the mortality table then in use by the PBGC. The Participant loses all benefits under the SERP in the event his employment with the Bank is terminated for cause.

DIRECTORS' COMPENSATION

    The Bank pays each member of the Board of Directors $500 per month plus $250 per meeting of the Board which the director attends. In addition, directors who are not officers of the Company or the Bank receive fees of $250 per meeting for attendance at meetings of the Audit Committee, Asset Classification Committee and Compensation Committee and $150 per meeting for attending meetings of all other committees of the Board of Directors. No additional fees are paid by the Company for attendance at Board of Directors meetings.

INDEBTEDNESS OF MANAGEMENT

    Under applicable law, the Bank's loans to directors and executive officers must be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions with non-affiliated persons, and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (i.e, up to $1.7 million at June 30, 1998) to such persons must be approved in advance by a disinterested majority of the Bank's Board of Directors.

    The Bank has a policy of offering loans to officers and directors and employees in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

CERTAIN BUSINESS RELATIONSHIPS

    Mr. Stanley T. Jaros, a director of the Company, is a partner with the law firm of Moriarty & Jaros, P.L.L., which performed services for the Company and the Bank during the fiscal year ended June 30, 1998 and proposes to perform services during the fiscal year ending June 30, 1999. Fees paid by the Company and the Bank to Moriarty & Jaros, P.L.L. during the fiscal year ended June 30, 1998 totaled approximately $53,000.

________________________________________________________________
     PROPOSAL II -- APPROVAL OF INCREASE IN AUTHORIZED SHARES
________________________________________________________________

GENERAL

    The Company currently is authorized to issue 5,000,000
shares of Common Stock.   The Company's Board of Directors
recommends that stockholders approve an amendment (the "Amendment") to Article Fifth of the Company's First Amended and Restated Articles of Incorporation ("Articles of Incorporation") that would increase the authorized shares of Common Stock from 5,000,000 shares to 15,000,000 shares. The number of authorized shares of preferred stock will remain at 1,000,000 shares. If the Amendment is approved by the Company's stockholders, the first sentence of Article Fifth of the Articles of Incorporation as amended will read as follows:

         The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 16,000,000 shares, of which 15,000,000 shares are to be shares of common stock, $.01 par value per share, and of which 1,000,000 are to be shares of serial preferred stock, $.01 par value per share.

PURPOSE

    Since the formation of the Company in 1994, with respect to the Common Stock, the Company has paid a 10% stock dividend on August 18, 1995, a 50% stock dividend on August 16, 1996, a 10% stock dividend on September 1, 1997 and a 50% stock dividend on August 17, 1998. As of September 4, 1998, there were 3,990,808 shares of Common Stock outstanding and an additional 238,297 shares were reserved for issuance pursuant to stock option plans of the Company. This leaves the Company with 770,895 authorized but unissued, unreserved and uncommitted shares of Common Stock available for issuance. The Company proposes to increase the number of authorized shares of Common Stock to 15,000,000 shares to provide additional shares for general corporate purposes, including further stock dividends and splits, raising additional capital, issuances pursuant to employee stock benefit plans and possible future acquisitions.

    The Board of Directors believes that an increase in the total number of shares of authorized Common Stock will better enable the Company to meet its future needs and give it greater flexibility in responding quickly to advantageous business opportunities in the future including possible future acquisition opportunities. As of the date hereof, however, there are no present agreements for issuing additional shares of Common Stock from the currently authorized shares of Common Stock or the additional shares of Common Stock proposed to be authorized pursuant to the Amendment other than pursuant to the Company's stock option plans.

POTENTIAL DILUTIVE AND ANTI-TAKEOVER EFFECTS

    The Company's issuance of shares of Common Stock, including the additional shares that will be authorized if the proposed Amendment is adopted, may dilute the present equity ownership position of current holders of Common Stock and may be made without stockholder approval, unless otherwise required by applicable laws or stock exchange regulation. Under existing Nasdaq regulations, approval of a majority of the holders of Common Stock would be required in connection with any transaction or series of related transactions that would result in the original issuance of additional shares of Common Stock, other than in a public offering for cash, (i) if the Common Stock (including securities convertible into or exercisable for Common Stock) has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such Common Stock; (ii) if the number of shares of Common Stock to be issued is or will be equal to or in excess of 20% of the number of shares outstanding before the issuance of the Common Stock; or (iii) if the issuance would result in a change in control of the Company.

    The additional authorized but unissued shares of the Common Stock that would become available if the Amendment is approved could be used to make a change in control of the Company more difficult and expensive. Under certain circumstances, such shares could be used to create impediments or to frustrate persons seeking to cause
a takeover or to otherwise gain control of the Company. Such shares could be sold to purchasers who might side with the Board in opposing a takeover bid that the Board determines not to be in the best interests of the Company and its stockholders. The Amendment might also have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Company's Common Stock, to acquire control of the Company with a view to consummating a merger, sale of all or any part of the Company's assets, or a similar transaction, since the issuance of new shares could be used to dilute the stock ownership of such person or entity.

RECOMMENDATION AND VOTE REQUIRED

    The Board of Directors believes that the Amendment is in the best interests of the stockholders of the Company.
Approval of this proposal requires a vote in favor of the Amendment by the holders of a majority of the votes eligible to be cast at the Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
"FOR" THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF
INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF
COMMON STOCK.

________________________________________________________________
     PROPOSAL III -- RATIFICATION OF APPOINTMENT OF AUDITORS
________________________________________________________________

    The Board of Directors has heretofore renewed the Company's arrangements with KPMG Peat Marwick LLP, independent public accountants, to be its auditors for the 1999 fiscal year, subject to ratification by the Company's stockholders. A representative of KPMG Peat Marwick LLP will be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

    THE APPOINTMENT OF THE AUDITORS MUST BE APPROVED BY A
MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT
THE MEETING.  THE BOARD OF DIRECTORS RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF
AUDITORS.

________________________________________________________________
     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

    Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10 percent of the outstanding Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in such Common Stock (collectively, "Reports"), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 1998, all of the Reporting Persons complied with these reporting requirements, except that James W. Male, the Chairman of the Board of the Company and the Bank, and Robert F. Urban, a director of the Company and the Bank, each filed one late Report with respect to a single transaction in the Common Stock.

________________________________________________________________
                          OTHER MATTERS
________________________________________________________________

    The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Meeting. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
                          MISCELLANEOUS
________________________________________________________________

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Bank has retained D.F. King & Co., Inc., a proxy soliciting firm, to assist in the solicitation of proxies, for which they will receive a fee of $500.

    The Company's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
                      STOCKHOLDER PROPOSALS
________________________________________________________________

         Under the Company's First Amended and Restated Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than September __, 1998. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 2618 N. Moreland Boulevard, Cleveland, Ohio 44120, no later than May __, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                            BY ORDER OF THE BOARD OF DIRECTORS



                            JEFFREY N. MALE
                            SECRETARY
Cleveland, Ohio
September __, 1998

________________________________________________________________
                    ANNUAL REPORT ON FORM 10-K
________________________________________________________________
       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO:
CORPORATE SECRETARY, PVF CAPITAL CORP., 2618 N. MORELAND BOULEVARD, CLEVELAND, OHIO 44120.
________________________________________________________________


                         REVOCABLE PROXY
                        PVF CAPITAL CORP.

________________________________________________________________
                  ANNUAL MEETING OF STOCKHOLDERS
                         October 19, 1998
________________________________________________________________

       The undersigned hereby appoints Creighton E. Miller and Stanley T. Jaros, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of PVF Capital Corp. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Cleveland Marriott East, 3663 Park East Drive, Beachwood, Ohio, on Monday, October 19, 1998 at 10:00 a.m., local time, and at any and all adjournments thereof, as follows:

                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------

  1. The election as directors for
     two-year terms of all nominees
     listed below (except as marked
     to the contrary below)                [  ]        [  ]

     Robert F. Urban
     James W. Male
     Robert K. Healey
     Stuart D. Neidus

     INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL
     NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED
     BELOW.
     _____________________________

                                              FOR      AGAINST      ABSTAIN
                                              ---      -------      -------
2.   The amendment of the Company's First
     Amended and Restated Articles of
     Incorporation to increase the
     authorized number of shares of
     common stock from 5,000,000 to
     15,000,000                               [  ]      [  ]         [  ]

3.   Proposal to ratify the appointment of    [  ]      [  ]         [  ]
     KPMG Peat Marwick LLP as independent
     certified public accountants of the
     Company for the fiscal year ending
     June 30, 1999

       The Board of Directors recommends a vote "FOR" each of the nominees and "FOR" the other proposals.

________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE AND FOR THE OTHER PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE
THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.
________________________________________________________________

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

       Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

       The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Meeting of Stockholders, a proxy statement dated September __, 1998 and an Annual Report to Stockholders.

Dated: __________________, 1998

__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.